EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iSpecimen Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Tracy Curley, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.
ay 4, 200
Date: November 7, 2024

/s/ Tracy Curley
Tracy Curley
Chief Executive Officer, Chief Financial Officer and Treasurer
(Principal Executive Officer and Principal Financial Officer and Accounting Officer)